HIT Works:

Superior Performance, Union Jobs and

Housing for Working Families

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200

Washington, DC 20037

(202) 331-8055

www.aflcio-hit.com

August 2009

The HIT’s net returns for the 1-, 3-, 5- and 10-year periods ending July 31, 2009, were 8.75%, 6.74%, 5.36% and 6.50%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Information about these expenses can be found on page 6 of the HIT’s current prospectus.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT’s prospectus.  To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

HIT Works

In a year when many pension funds are struggling, the HIT continues to work. In the first six months of 2009, the HIT’s investors continued to be well-served by its prudent investment philosophy and expertise in multifamily finance and they responded by bringing significant new capital to the HIT. The HIT navigated the heightened risks in the marketplace to deliver the strongest relative returns in its history and at the same time create union jobs and affordable housing during a devastating recession. Even in this difficult investment environment, the HIT works.

As an investor of pension capital, the HIT seeks to fulfill the labor movement’s high expectations as a fiduciary for union members’ pension investments and also a vehicle for economic and social progress. HIT staff has heard firsthand the concerns of pension trustees about the significant pension fund losses that altogether exceed $2 trillion for defined benefit pension plans.

The HIT continues to preserve and grow its investors’ capital by adhering to its principles of high credit quality investing. The HIT is managed at cost to benefit its only owners, the HIT participants. Moreover, the HIT’s investors have not suffered from investment strategies involving derivatives, leverage through borrowing, or subprime mortgages, because these strategies have never been permitted by the HIT’s prudent investment policies.

The HIT has overcome some of the most difficult economic conditions since its inception to make this an exceptionally positive year for HIT participants. Among the highlights:

•	Superior performance

As of June 30, the HIT beat the benchmark by 179 basis points (1.79 percentage points) on a gross basis year-to-date, and its one-year return was 8.35% on a gross basis and 7.89% net. Its first quarter was its best ever relative to the benchmark, with gross returns that topped the benchmark by 258 basis points. Morningstar ranked the HIT as one of the nation’s Top 10 Managers in its fixed-income category for the one- and five-year periods ended June 30. (See page 5 for more about the HIT’s ranking.) The government-insured multifamily construction securities in which the HIT specializes are projected to be a source of superior risk-adjusted returns in the period ahead, and the HIT is in a strong position to take advantage of these opportunities.

•	Diversification

The HIT’s fixed-income investments provide desirable diversification in pension plan portfolios. The HIT’s focus on high credit quality multifamily securities and lack of corporate bonds makes it a good source of diversification as compared to many other fixed-income investments that are focused on corporate bonds, whose performance tends to be more highly correlated with equities.

•	Truly mutual investment

The HIT offers investors a truly “mutual” investment, with all earnings passed through to participants, less operating costs, and no management fees. The goals of the HIT and its investors are “mutual” in the original meaning of the mutual fund, when these funds were managed internally rather than by a separate fund manager.1 This mutual structure is a model that recognizes the solemn trust implicit in managing the pension savings of America’s working men and women.

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1  See John C. Bogle, “Re-mutualizing the Mutual Fund Industry – the Alpha and the Omega” (2004); essay based on a lecture delivered at Boston College Law School.

•	Union job creation

Over and above the strong returns provided to investors, the HIT continues to advance important economic and social goals in the communities where it invests. Nearly one million construction jobs have been lost in the U.S. economy in the last 12 months, making HIT-financed projects an urgently-needed stimulus for local communities. The HIT’s union labor policies are currently generating union work on 13 active construction projects that represent approximately 2,100 construction-related jobs for union members in 10 cities. Prospective projects in the HIT’s investment pipeline would generate nearly 8,000 more jobs.

•	Historic FHA opportunities

The Federal Housing Administration has emerged as a major source of multifamily transactions in today’s credit-challenged economy, and yields on multifamily construction product make these especially attractive investments for the HIT portfolio. This is a market in which the HIT can use its FHA expertise to great advantage. The HIT has developed a $1 billion investment pipeline of 14 multifamily projects and, by mid-year, committed $39.1 million for three of these. The HIT is actively engaged with the developers of the projects in the pipeline, helping them structure the complex financings to bring their projects to reality over the next 18-month cycle.  To date, the HIT has submitted preliminary financing proposals for four projects representing more than $470 million of total development and issued letters of interest on seven additional projects.

•	Investor confidence

The HIT maintains an exceptionally high 89% dividend reinvestment rate, demonstrating the confidence felt by its investors. With $170 million of new capital from investors committed in the first half of the year and another $72 million of reinvested dividends, the HIT’s net assets are growing steadily. Investors are responding positively to the HIT’s marketing outreach and the message that “HIT works” for everyone.

The HIT is seeking additional investments by union and public employee pension funds to fuel a powerful, pro-union economic stimulus. An investment in the HIT will help working families and their communities at a time when unemployment is soaring and pensions are being squeezed. The HIT is the only fixed-income fund in America that consistently beats its benchmark year after year while creating union jobs and affordable housing.

The HIT produces superior returns for its investors while minimizing risk.

True to its primary mission, the HIT continues to deliver strong returns and grow its investors’ capital at a time when many funds have experienced losses. Although financial markets have stabilized in recent periods, the consensus is that the U.S. economy will likely experience slow growth and be challenged for an extended period. By adhering to its prudent portfolio strategy and risk management objectives, the HIT has provided returns that are strong both in absolute terms and relative to its benchmark for periods ending June 30, 2009. In the first quarter of 2009, it beat its benchmark by a record margin.

The HIT outperformed its benchmark for the first six months of 2009 by 179 basis points on a gross basis and 156 basis points on a net basis. The HIT’s excellent returns were aided by the strong performance of the government and agency-insured multifamily mortgage-backed securities that are the focus of the HIT’s investment strategy, which comprise nearly 60% of the HIT’s assets. For the one-year period, the HIT surpassed the benchmark by 231 basis points with a gross return of 8.35%, compared to the benchmark’s 6.05%. Over longer time periods, the HIT led the benchmark for the 3-, 5- and 10-year periods by 94, 76, and 69 basis points, respectively.

The HIT’s net returns for the 1-, 3-, 5- and 10-year periods ending July 31, 2009, were 8.75%, 6.74%, 5.36% and 6.50%, respectively. Returns for the Barclays Capital Aggregate Bond Index for the same periods were 7.85%, 6.52%, 5.14% and 6.19%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Information about HIT expenses can be found on page 6 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Despite some recovery during the second quarter of 2009, many fund managers suffered losses for the year ending June 30, 2009. Compared to the HIT’s positive 8.35% gross return and 7.89% net return, the major U.S. stock indices produced negative returns over the same time period. The Standard & Poor’s 500 Index, Dow Jones Industrial Average and NASDAQ Composite Index provided negative returns of –28.2%, –25.6% and –20.0%,respectively. Other investments, including equities in the United Kingdom and Japan, as well as hedge funds,2 also posted negative returns for the year ending June 30, as shown in the graph below.

One-Year Return Comparison for Year Ending June 30, 2009

Source: Haver Analytics and HIT (net return)

These losses have taken an enormous toll on workers’ retirement savings. Pension plans have lost trillions of dollars in this downturn. The Center for Retirement Research at Boston College puts the losses for defined benefit plans at $1.9 trillion in the year that followed the stock market’s peak, October 2007 to October 2008.3 About half of these losses were incurred by private defined benefit plans and half by state and local pension funds. Earnings on those lost assets would have funded a full year of retirement for approximately 4.7 million households.4 It will take many years for pension plans to recover from those losses. Pension plans would need annual returns of 52% to recoup the lost assets by the end of 2010. Or if they move the target out to 2013, they would need 18% annual returns to regain the lost pension capital, based on estimates by the Center for Retirement Research.5

The HIT’s competitive advantage holds up over the long term.

The HIT invests for the long term, and its performance reflects it. The HIT has provided a significant positive return over the past 10 years, a period when many pension funds reduced their fixed-income allocations in order to chase returns through riskier investments.  But a large number of domestic and foreign stocks and many other alternatives are now worth less than a decade ago.  For example, $5 million invested in the HIT in mid-1999 would have grown to nearly $9.2 million by mid-2009, whereas many domestic and foreign stocks would be worth less than the original value, as shown in the table below.

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2  Hennessee Hedge Fund Index contains performance data net of fees for a representative sample of 3,500 self-reporting hedge funds.

3  Alicia H. Munnell et al., “The Financial Crisis and State/Local Defined Benefit Plans,” Center for Retirement Research, Boston College (November 2008, no. 8019).

4  This assumes that the average worker earns the median income of $50,233 and that his or her pension provides 75% of that or $37,675 per year. The $1.9 trillion that was lost, if invested at 5.7% annually and compounded for 10 years would have produced $177.8 billion, which could support 4.7 million pensioners for a full year.

5  These calculations assume a 5.7% annual increase in liabilities and a $50 billion increase in assets from contributions above annual payouts. Source of data: www.bloomberg.com/apps/news?pid=20601109&sid=ahb6gcv6yWcs&refer=exclusive. Web page no longer available.

$5 Million Invested for 10 Years

(Ending June 30, 2009)

	Percent Change	Value
HIT	+83%	$9,169,481
U.S. S&P	-33%	$3,348,559
U.S. NYSE	-14%	$4,308,347
U.S. Dow Jones	-23%	$3,849,765
United Kingdom FTSE	-26%	$3,722,439
Japan Nikkei 225	-43%	$2,840,441

Source: Haver Analytics and the HIT

The HIT’s superior performance over longer periods once again earned it a national ranking by Morningstar as one of the nation’s “Top 10 Managers” in its class for the one- and five-year periods ending June 30, 2009. The HIT placed number six for the one-year period and number one for the five-year period in the category of U.S. intermediate duration collective trusts, as reported in Pensions & Investments.6

Union pension beneficiaries look to the HIT to invest their pension capital prudently and responsibly, and the HIT takes this charge very seriously. By adhering to strict investment guidelines, the HIT has provided its investors with gross returns in excess of the benchmark for 16 consecutive calendar years. The HIT specializes in government/agency credit quality, particularly multifamily product. It has never invested in securities backed by subprime or Alt-A mortgages and has never used leverage through borrowings, securities lending or derivatives.

The HIT’s competitive returns, coupled with union job-creation and community development, reflect positively on the union and public employee pension plans that have supported the HIT’s growth and success over the years. In order to achieve its goal of increasing its investments in jobs and housing in the challenging months ahead, the HIT will count on its investors tomaintain or increase their participation. With new capital from pension funds to invest and over four decades of experience on which to build, the HIT is in an exceptional position to help union members and their pension plans weather this difficult period. The government-insured multifamily construction securities in which the HIT specializes are projected to be a source of superior risk-adjusted returns in the period ahead, and the HIT is in a strong position to take advantage of these opportunities.

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6  The “Top 10 Managers” rankings were provided to Pensions &Investments by Morningstar based on Morningstar’s Principia Separate Account database. Morningstar compared fixed income investment vehicles with a similar risk profile. The rankings include the funds in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories using  performance results self-reported to Morningstar. The rankings are based on gross returns for the one- and five-year periods ended June 30, 2009, and reflect no deduction for expenses. Please see the HIT net performance data on page 3, which does reflect deductions for expenses. The Morningstar findings can be viewed on the Pensions & Investments website at: http://www.pionline.com/article/20090824/CHART/368249968/-1/TOPPERFORMINGMANAGERS.

The HIT provides diversification for pension plan portfolios.

The HIT’s focus on high credit quality multifamily securities and lack of corporate bonds makes it a good source of diversification as compared to many other fixed-income investments that include corporate bonds. Corporate bond performance has been much more highly correlated with equities than has the HIT’s performance. Since the beginning of 2007, the corporate sector of the Barclays Aggregate Bond Index has shown a 51% correlation with the Standard and Poor’s 500 Index, whereas the HIT’s correlation was 21%.

Source: Bloomberg and the HIT

The HIT is a truly “mutual” fund owned by its investors.

The HIT is a model for investing the pension capital of working men and women because it is an investor-owned fund. It is a “mutual” fund in the original meaning of the term, when these funds were managed internally rather than by a separate fund manager.7 As a self-managed fund, the goals of the HIT and its investors are virtually identical. The HIT’s only owners are its participants, so conflicts of interest between owners and investors cannot arise. The HIT has no outside stockholders or affiliates to satisfy and no management firm collecting fees. The earnings from HIT investments go directly to the investors, minus only the actual costs of operations. Safeguarding the interests of its participants is a mission the HIT takes very seriously.

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7  John C. Bogle, “Re-mutualizing the Mutual Fund Industry – the Alpha and the Omega” (2004); essay based on a lecture delivered at Boston College Law School.

As construction job losses impact union members and their pension funds, HIT investments provide jobs.

Construction workers and their pension plans continue to face a grim employment situation. Between the beginning of the recession in December 2007 and June 2009, 1.28 million construction jobs were lost. The 992,000 construction jobs that vanished in the 12 months ending June 30, 2009, account for nearly 18% of the 5.66 million jobs lost in all industries. HIT staff has witnessed the impact of this bleak job market in their visits with union representatives around the country, whose members are hard hit by the recession. Union pension fund trustees speak appreciatively to the HIT’s staff about the positive impact of HIT-financed projects that are providing work for their members. The HIT’s new investments in multifamily housing development will create work for union members in communities struggling with the longest and perhaps the deepest recession since the Great Depression. Further, when union members are working on HIT-financed projects, they are able to contribute to their pension funds.

Source: Bureau of Labor Statistics

Construction has the highest unemployment rate of any non-agricultural sector in the economy. Construction workers faced 17.4%8 unemployment in June, significantly higher than the overall rate of 9.5%. No end is yet in sight for the downward slide in construction employment, as depicted in the graph above. Since peaking in January 2007, construction employment has plummeted by 1.5 million or 19.3%, as the housing market has continued to weaken and residential and non-residential construction declined.

The construction sector suffered the third highest job losses in the 12 months ending June 30, 2009, as shown in the following table. In addition construction accounted for over 12% of the total mass layoffs in the economy in the first half of 2009.9

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8  Not seasonally adjusted. Bureau of Labor Statistics, “The Employment Situation,” July 3, 2009, Table A-11.

9  www.bls.gov/news.release/mslo.t01.htm. Mass layoff numbers are from establishments that have at least 50 initial claims for unemployment insurance filed against them during a five-week period.

Changes in Employment by Sector

Year Ending June 2009
Manufacturing	-1,651,000
Professional & Business Services	-1,207,000
Construction	-992,000
Retail Trade	-603,300
Transportation	-303,300
Subtotal	-4,756,600
Other Sectors	-907,400
Total Jobs Lost	-5,664,000

Source: U.S. Department of Labor

The HIT’s ability to create jobs is more critical than ever at a time when construction job numbers are this dismal. The 13 HIT-financed projects underway in 10 cities at June 30 have a combined total development cost of $315 million, will create 1,500 housing units and are generating some 2,100 construction jobs for union members who might otherwise be out of work.

HIT-Financed Projects under Construction

Project Name	State	Type	Units/ Beds	Total Devel. Cost ($M)
Liberty Meadows Estates, phase I	IL	Detached & Duplexes	74	$17.8
Paul Stewart I & II	IL	Apartments	420	59.0
Victory Centre @ South Chicago	IL	Apartments	112	15.0
Hadley Building Apartments	MA	Apartments	45	15.8
Maverick Gardens III	MA	Apartments	92	28.8
Squantum Gardens	MA	Apartments (ILF)	223	46.5
Clover Field Market Place	MN	Apartments	117	18.3
Ellipse on Excelsior	MN	Apartments	132	33.2
Inver Glen Senior Housing	MN	Assisted Living	103	17.5
Solhem Apartments	MN	Apartments	60	12.9
Wellstone Apartments	MN	Apartments	49	13.1
The Douglass	NY	Apartments	70	31.2
Workmen’s Circle Multi-Care	NY	Nursing facility	41	6.2
TOTAL			1,538	$315.3

In addition to its ongoing investments in multifamily housing, the HIT has undertaken a number of special community investment initiatives to help spur investments in areas of particular need. To date, the HIT has invested nearly $600 million through these special initiatives, which have created or preserved almost 21,000 multifamily units, 89% of which are affordable to low- and middle-income households. These projects represent total development costs of close to $1.3 billion and created over 6,400 union construction jobs, as shown below. The initiative strategy has enabled the HIT to work with local governments, labor unions and developers to generate projects that put people to work and address the communities’ affordable housing needs.

HIT Community Investment Initiatives

	Inception	Deals	Units	HIT Investment (mil.)	Total Development Cost (mil.)	# Jobs
Community Investment Demonstration Program	1995-2001	17	1,940	$67.0	$226.5	1,651
New York City Community Investment Initiative	2002	21	14,755	$348.8	$516.3	1,773
Chicago Community Investment Plan	2005	12	1,829	$85.3	$260.7	1,704
Illinois Housing Development Authority Initiative	2005	9	776	$48.4	$144.4	826
Massachusetts Housing Initiative	2007	12	1,572	$46.8	$149.0	484
Total		71	20,872	$596.3	$1,296.9	6,438

This year through June, the HIT issued $39.1 million in new financing commitments for three projects representing $82 million in total development costs. The projects will create 276 multifamily units and over 500 union construction-related jobs. The following are two of the committed projects:

Ellipse on Excelsior, St. Louis Park, MN (left): The HIT committed $26.1 million to the purchase of a GNMA security for the development of this apartment project, which will serve as a gateway to the St. Louis Park community. Upon completion, the project will consist of 132 market-rate units in a five-story building with commercial and retail space located on the first level. The unit mix will consist of studio, one-, and two-bedroom apartments.

The Douglass, Harlem, NY (right): The HIT committed to the purchase of $9.5 million of fixed-rate, tax-exempt bonds issued by the New York Housing Development Corporation (HDC). Upon completion, the 70-unit project will be affordable to households earning no more than 60% of area median income. The project is part of the HIT’s New York City Community Investment Initiative, under which the HIT has invested nearly $349 million since 2002 for 21 multifamily projects valued at over $1.5 billion.

By investing in the HIT, unions are helping working people and their pension plans to weather this difficult period while also contributing to economic recovery in communities across the country.

FHA lending is back, providing the HIT with opportunities to create good union jobs and affordable housing.

An important source of multifamily investments for the HIT has traditionally been projects insured by the Federal Housing Administration (FHA). The FHA is currently in a position to increase its role in the multifamily market, which creates a prime opportunity for the HIT. With over 40 years of experience in the FHA arena, the HIT is well-positioned to harvest FHA deals that meet its investment criteria and generate good union jobs and affordable housing. The relatively wide yield spreads for construction securities make investments in these FHA new construction projects particularly attractive for the HIT portfolio.

HIT’s Experience with FHA – Annual Averages

	HIT FHA Deals	Units	HIT Investment (mil.)	Total Development Cost (mil.)	# Jobs
Annual Average, Last 5 Years	7	1,036	$56	$116	626
Annual Average, Last 10 Years	10	1,513	$123	$201	1,178
Annual Average, Last 15 Years	12	2,291	$175	$244	1,491
Annual Average Since 1965	17	2,482	$144	$189	1,447

Today’s FHA transactions are much more complex than in past years. The HIT is able to provide the “value-added” technical assistance needed by developers to structure these complex transactions, making the HIT a sought-after financial partner. The HIT is actively marketing its financing programs and expertise to developers and mortgage bankers, building on its reputation as a knowledgeable and innovative financial architect with the capacity to engage in a project from concept to closing. For the first time since 2001, FHA production represents 65% of the HIT’s pipeline of projects under consideration for investment.

Bringing together all the capital sources required to close a multifamily transaction in the current environment is a complicated process that requires a high level of expertise. With an investment staff having over 150 years of relevant experience, the HIT has the capacity to help developers put together the financial structure required for a viable transaction. Multifamily transactions typically have multiple sources of financing, including Low Income Housing Tax Credits, New Markets Tax

Credits, Tax Increment Financing and other forms of tax relief, Section 108 loan guarantees, a variety of financial support from cities and states, CDBG, HOME funds, and private capital sources.

The HIT continues to explore innovative ways to advance the development of affordable multifamily housing. These include utilizing elements of the American Recovery and Reinvestment Act of 2009 as well as the New Markets Tax Credit and Low Income Housing Tax Credit programs. Further, the HIT is working with the various industry groups and the Obama administration to address the issue of FHA statutory loan limits that effectively keep the FHA from doing business in high-cost metropolitan areas such as New York City.

Construction of the Solbem Apartments in Minneapolis is Creating over 80 union jobs.

Invest in the HIT for competitive returns and to create good union jobs and affordable housing in a time of great need.

The HIT has an exceptional message to deliver in these turbulent times because of its success in achieving superior returns relative to its benchmark and in providing excellent diversification for its investors. The message is that the HIT Works – this is the right time to invest in the HIT. Because ofthe favorable FHA financing environment and attractive return opportunities from construction securities, this is the best opportunity the HIT has seen in some time to put pension capital to work creating union jobs and affordable housing. Moreover, the HIT offers investors a truly “mutual” investment, with no management fees and all earnings passed through to participants, less operating costs.

This message has resonated with investors. The HIT’s net assets are growing steadily. New capital from participants totaled $170 million for the first half of 2009. Six large public employee pension funds in the Northeast, three Taft-Hartley pension funds, a health and welfare fund, and an annuity fund are among those that have recently approved investments in the HIT in recognition of its performance and collateral benefits. Participants continued to express their confidence in the HIT with an 89% rate of dividend reinvestment totaling $72 million of reinvested dividends for the first half of the year.

For the HIT to carry out its strategy for increasing jobs and affordable housing, its investors must maintain or increase their investments in the HIT.  The HIT’s record of competitive risk-adjusted returns has made it an outstanding choice as a fixed-income investment, and its record of job-generating investments in housing demonstrates its capacity to improve the lives of union households and increase the supply of affordable housing.  Pension capital invested in the HIT will help working families, their communities and their pension plans survive the most severe financial crisis of our generation and be well-positioned to thrive when economic growth returns.

The HIT works. Union jobs and workforce housing are benefits that cannot be obtained through foreign investments, hedge funds, commodities, or many of the other riskier investments. An investment in the HIT is an investment in a high credit quality fixed-income fund with a 40-year track record of competitive performance, and it will leverage additional investments that build communities and create good union jobs.

To learn how to invest in the HIT, please contact one of the HIT’s marketing/investor relations representatives identified on the next page and visit the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust: How to Invest

The HIT is an open-end investment fund registered with the Securities and Exchange Commission. Investment in HIT units does not include sales charges or commissions. HIT units are purchased on the last business day of each month in order to be invested in the HIT that month. The purchase price will be equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month. We request that the National Office be notified on or before the day funds are to be transferred so that we can coordinate their receipt with your bank. Funds received prior to the last day of the month are invested in short-term securities until the last day of the month, at which time all earnings will be included in the investment in the HIT or, if the participant chooses, returned.

We encourage you to contact one of the marketing/investor relations representatives listed below should you have any questions or would like to invest in the HIT or increase your HIT investment:

Contact for National, Northeast,
and Mid-Atlantic Accounts
Lesyllee M. White, Esq., Director of Marketing
National Office
AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200
Washington, D.C. 20037
Main Telephone: (202) 331-8055
Direct Dial: (202) 467-2546
Email: lwhite@aflcio-hit.com	Contact for Midwest Accounts Paul Sommers, Midwest Marketing Director AFL-CIO Housing Investment Trust 4379 Frontenac Drive Dayton, OH 45440 (937) 604-9681 Email: psommers@aflcio-hit.com

Contact for New England Accounts Paul Barrett, Director, Boston Office AFL-CIO Housing Investment Trust 655 Summer Street Boston, MA 02210 (617) 261-4444 Email: pbarrett@aflcio-hit.com	Contact for Western Region Accounts
Liz Diamond, Director, Western Regional Office
AFL-CIO Housing Investment Trust
235 Montgomery Street, Suite 1001
San Francisco, CA 94104
(415) 433-3044
Email: ldiamond@aflcio-hit.com

For general questions and information, please contact Debbie Cohen, Chief Development Officer at the National Office. Direct dial: (202) 467-2591; email: dcohen@aflcio-hit.com.